UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31*

Date of reporting period: August 31, 2017

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Real Estate Fund. The remaining series of the Registrant have a fiscal year end other than 8/31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2017

MFS® GLOBAL REAL ESTATE FUND

GRE-ANN

MFS® GLOBAL REAL ESTATE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	5.1%
Public Storage, Inc., REIT	4.3%
Unibail-Rodamco, REIT	3.5%
Mitsui Fudosan Co. Ltd.	3.1%
AvalonBay Communities, Inc., REIT	3.0%
Alexandria Real Estate Equities, Inc., REIT	3.0%
Store Capital Corp., REIT	2.9%
Mid-America Apartment Communities, Inc., REIT	2.8%
Gateway Lifestyle Stapled Security	2.8%
Link REIT	2.8%

Equity industries
Real Estate	96.7%
Telecommunication - Wireless	2.3%

Issuer country weightings (x)
United States	56.0%
Japan	8.6%
Hong Kong	7.0%
United Kingdom	6.9%
Australia	5.2%
Singapore	4.3%
France	3.5%
Germany	3.1%
Canada	1.7%
Other Countries	3.7%

Currency exposure weightings (y)
United States Dollar	56.0%
Euro	9.0%
Japanese Yen	8.6%
Hong Kong Dollar	7.0%
British Pound Sterling	6.9%
Australian Dollar	5.2%
Singapore Dollar	4.3%
Canadian Dollar	1.7%
Norwegian Krone	1.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Global Real Estate Fund (“fund”) provided a total return of 3.32%, at net asset value. This compares with a return of –0.10% for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (net div) (“FTSE Index”).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Management Review – continued

Contributors to Performance

During the reporting period, the fund’s security selection in real estate investments in both the United States and Japan contributed to performance relative to the FTSE Index. Within the United States, holdings of broadcast and communication tower management firm American Tower (b) bolstered relative returns. Additionally, overweight positions in real estate investment trust Rexford Industrial Realty and resort communities and lifestyle oriented properties operator Equity Lifestyle Properties, and an underweight position in real estate investment trust Vornado Realty (h), also supported relative returns. Within Japan, there were no individual stocks that were among the fund’s largest relative contributors during the reporting period.

Stock selection and, to a lesser extent, an overweight position in real estate investments in Canada also helped relative returns, led by an overweight position in real estate investment trust Dream Office Real Estate Investment Trust (h) (Canada).

Securities in other countries that helped relative returns included the fund’s overweight positions in residential, commercial and mixed-use property developer Kerry Properties (Hong Kong), real estate investment trust Mapletree Logistics Trust (Singapore), real estate developer Entra (Norway) and real estate investment trust Hang Lung Group (Hong Kong). Holdings of shopping center developer Atrium European Real Estate (Netherlands) (b) were also among the fund’s top relative contributors.

Detractors from Performance

An underweight position in real estate investments in Spain held back relative returns. However, there were no individual stocks within this country that were among the fund’s largest relative detractors during the reporting period.

Elsewhere, overweight positions in real estate investment trusts Washington Prime Group, Tanger Factory Outlet Centers (h), Life Storage, Simon Property Group, and Boardwalk Real Estate Trust (Canada) detracted from relative returns. Additionally, not holding shares of real estate investment trusts Prologis, Sun Hung Kai Properties (Hong Kong), and Digital Realty Trust, and air cargo terminal operator Wharf Holdings (Hong Kong), also weakened relative performance. An underweight position in property developer Cheung Kong Property Holdings (h) (Hong Kong) was also among the fund’s top relative detractors.

Respectfully,

Portfolio Manager(s)
Rick Gable

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	3/11/09	3.32%	9.01%	17.11%
B	12/19/14	2.46%	N/A	5.41%
C	12/19/14	2.44%	N/A	5.39%
I	3/11/09	3.52%	9.24%	17.38%
R1	12/19/14	2.51%	N/A	5.46%
R2	12/19/14	3.10%	N/A	5.99%
R3	12/19/14	3.24%	N/A	6.23%
R4	12/19/14	3.54%	N/A	6.49%
R6	7/02/12	3.61%	9.29%	9.69%
Comparative benchmark(s)
FTSE EPRA/NAREIT Developed Real Estate Index (net div) (f)		(0.10)%	7.13%	16.75%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.62)%	7.72%	16.30%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.05)%	N/A	4.51%
C With CDSC (1% for 12 months) (v)		1.57%	N/A	5.39%

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

FTSE EPRA/NAREIT Developed Real Estate Index (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.35%	$1,000.00	$1,048.67	$6.97
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
B	Actual	2.10%	$1,000.00	$1,043.53	$10.82
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
C	Actual	2.10%	$1,000.00	$1,043.68	$10.82
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
I	Actual	1.10%	$1,000.00	$1,049.24	$5.68
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R1	Actual	2.10%	$1,000.00	$1,044.29	$10.82
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
R2	Actual	1.60%	$1,000.00	$1,046.78	$8.25
	Hypothetical (h)	1.60%	$1,000.00	$1,017.14	$8.13
R3	Actual	1.35%	$1,000.00	$1,047.90	$6.97
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
R4	Actual	1.10%	$1,000.00	$1,049.07	$5.68
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R6	Actual	1.03%	$1,000.00	$1,049.14	$5.32
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)
Real Estate - 96.7%
Advance Residence Investment Corp., REIT	5,815	$14,889,912
Alexandria Real Estate Equities, Inc., REIT	162,237	19,680,970
American Homes 4 Rent, “A”, REIT	484,494	10,736,387
Ascendas India Trust, REIT	15,551,000	13,246,362
Atrium European Real Estate Ltd.	1,843,749	8,707,138
AvalonBay Communities, Inc., REIT	105,106	19,731,549
Big Yellow Group PLC, REIT	1,134,846	11,864,496
Boardwalk, REIT	357,154	11,549,052
Brixmor Property Group Inc., REIT	388,770	7,277,774
Derwent London PLC, REIT	407,227	14,660,140
Entra ASA	607,930	8,659,023
Equity Commonwealth, REIT (a)	106,954	3,309,157
Equity Lifestyle Properties, Inc., REIT	196,287	17,498,986
Fortune REIT	5,664,000	6,767,198
Gateway Lifestyle Stapled Security	11,215,764	18,634,377
Gramercy Property Trust, REIT	540,335	16,458,604
Grand City Properties S.A.	517,138	11,265,979
Hang Lung Properties Ltd.	7,132,256	17,352,734
Hibernia PLC, REIT	4,085,579	6,945,335
Japan Logistics Fund, Inc., REIT	4,973	10,137,348
Kenedix Office Investment Corp., REIT	1,932	11,054,059
Kerry Properties Ltd.	919,000	3,640,418
LEG Immobilien AG	90,385	9,135,145
Life Storage, Inc., REIT	207,006	15,233,572
Link REIT	2,256,405	18,626,172
LondonMetric Property PLC, REIT	4,195,702	9,017,123
Mapletree Logistics Trust, REIT	17,057,994	15,473,530
Medical Properties Trust, Inc., REIT	1,302,253	17,137,650
Mid-America Apartment Communities, Inc., REIT	175,644	18,699,060
Mitsui Fudosan Co. Ltd.	949,074	20,529,385
National Storage, REIT	12,990,303	15,954,658
OUTFRONT Media, Inc., REIT	374,446	8,237,812
Parkway, Inc., REIT	213,349	4,898,493
Public Storage, Inc., REIT	139,218	28,587,024
Ramco-Gershenson Properties Trust, REIT	569,700	7,491,555
Rexford Industrial Realty, Inc., REIT	228,779	6,874,809
Shaftesbury PLC, REIT	763,670	9,845,397
Simon Property Group, Inc., REIT	216,079	33,891,991
STAG Industrial, Inc., REIT	517,905	14,496,161

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Starwood Property Trust, Inc., REIT	510,621	$11,340,892
Store Capital Corp., REIT	753,437	19,122,231
Sun Communities, Inc., REIT	188,066	16,984,240
Unibail-Rodamco, REIT	92,012	23,391,359
Urban Edge Properties, REIT	412,128	10,365,019
Washington Prime Group, Inc., REIT	1,738,543	14,516,834
Welltower, Inc., REIT	231,927	16,981,695
Weyerhaeuser Co., REIT	301,847	9,843,231

		$640,742,036
Telecommunications - Wireless - 2.3%
American Tower Corp., REIT	102,353	$15,153,362
Total Common Stocks (Identified Cost, $558,177,294)		$655,895,398

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $5,283,172)	5,283,674	$5,283,674

Other Assets, Less Liabilities - 0.2%		1,193,737
Net Assets - 100.0%		$662,372,809

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,283,674 and $655,895,398, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $558,177,294)	$655,895,398
Investments in affiliated issuers, at value (identified cost, $5,283,172)	5,283,674
Foreign currency, at value (identified cost, $190,929)	189,970
Receivables for
Fund shares sold	695,940
Dividends	1,319,719
Receivable from investment adviser	22,066
Other assets	651
Total assets	$663,407,418
Liabilities
Payables for fund shares reacquired	$703,034
Payable to affiliates
Shareholder servicing costs	172,287
Distribution and service fees	906
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	158,368
Total liabilities	$1,034,609
Net assets	$662,372,809
Net assets consist of
Paid-in capital	$557,803,679
Unrealized appreciation (depreciation)	97,733,437
Accumulated distributions in excess of net realized gain	(5,387,551)
Undistributed net investment income	12,223,244
Net assets	$662,372,809
Shares of beneficial interest outstanding	42,459,177

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$35,502,898	2,257,024	$15.73
Class B	1,098,047	123,718	8.88
Class C	6,483,261	732,817	8.85
Class I	121,356,882	7,692,448	15.78
Class R1	78,186	8,726	8.96
Class R2	1,267,530	141,663	8.95
Class R3	508,886	56,701	8.97
Class R4	1,296,083	144,306	8.98
Class R6	494,781,036	31,301,774	15.81

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.69 [100 / 94.25 x $15.73]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$22,131,771
Dividends from affiliated issuers	100,624
Other	353
Foreign taxes withheld	(1,081,999)
Total investment income	$21,150,749
Expenses
Management fee	$5,124,154
Distribution and service fees	132,296
Shareholder servicing costs	832,290
Administrative services fee	99,745
Independent Trustees’ compensation	13,760
Custodian fee	73,606
Reimbursement of custodian expenses	(38,356)
Shareholder communications	35,681
Audit and tax fees	61,030
Legal fees	6,960
Miscellaneous	200,601
Total expenses	$6,541,767
Reduction of expenses by investment adviser and distributor	(512,848)
Net expenses	$6,028,919
Net investment income (loss)	$15,121,830
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$10,705,305
Affiliated issuers	(988)
Foreign currency	(111,988)
Net realized gain (loss)	$10,592,329
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$256,636
Affiliated issuers	502
Translation of assets and liabilities in foreign currencies	25,378
Net unrealized gain (loss)	$282,516
Net realized and unrealized gain (loss)	$10,874,845
Change in net assets from operations	$25,996,675

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$15,121,830	$11,215,209
Net realized gain (loss)	10,592,329	35,275,893
Net unrealized gain (loss)	282,516	38,624,805
Change in net assets from operations	$25,996,675	$85,115,907
Distributions declared to shareholders
From net investment income	$(20,300,161)	$(8,000,149)
From net realized gain	(26,655,408)	(17,502,321)
Total distributions declared to shareholders	$(46,955,569)	$(25,502,470)
Change in net assets from fund share transactions	$157,027,885	$21,493,193
Total change in net assets	$136,068,991	$81,106,630
Net assets
At beginning of period	526,303,818	445,197,188
At end of period (including undistributed net investment income of $12,223,244 and $15,767,171, respectively)	$662,372,809	$526,303,818

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the semiannual period and the past 5 fiscal years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15	2/28/14	2/28/13
Net asset value, beginning of period	$16.72		$14.84	$16.36		$14.72	$15.12	$13.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	(c)	$0.31	$0.13		$0.22	$0.26	$0.26
Net realized and unrealized gain (loss)	0.04	(g)	2.41	(1.41)		2.08	0.33	2.38
Total from investment operations	$0.42		$2.72	$(1.28)		$2.30	$0.59	$2.64
Less distributions declared to shareholders
From net investment income	$(0.59)		$(0.25)	$(0.08)		$(0.41)	$(0.38)	$(0.51)
From net realized gain	(0.82)		(0.59)	(0.16)		(0.25)	(0.61)	(0.52)
Total distributions declared to shareholders	$(1.41)		$(0.84)	$(0.24)		$(0.66)	$(0.99)	$(1.03)
Net asset value, end of period (x)	$15.73		$16.72	$14.84		$16.36	$14.72	$15.12
Total return (%) (r)(s)(t)(x)	3.32	(c)	19.14	(7.94	)(n)	15.83	4.24	20.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	(c)	1.42	1.26	(a)	1.25	1.22	1.23
Expenses after expense reductions (f)	1.35	(c)	1.33	1.24	(a)	1.25	1.22	1.23
Net investment income (loss)	2.49	(c)	1.97	1.69	(a)	1.37	1.74	1.85
Portfolio turnover	29		53	14	(n)	37	30	46
Net assets at end of period (000 omitted)	$35,503		$15,981	$3,529		$962	$291	$279

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.09		$9.30	$10.38		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	(c)	$0.12	$0.05		$(0.00	)(w)
Net realized and unrealized gain (loss)	0.00	(g)(w)	1.47 (g)	(0.90	)(g)	0.38	(g)
Total from investment operations	$0.14		$1.59	$(0.85)		$0.38
Less distributions declared to shareholders
From net investment income	$(0.53)		$(0.21)	$(0.07)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.35)		$(0.80)	$(0.23)		$—
Net asset value, end of period (x)	$8.88		$10.09	$9.30		$10.38
Total return (%) (r)(s)(t)(x)	2.58	(c)	18.25	(8.31	)(n)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	(c)	2.16	2.01	(a)	2.07	(a)
Expenses after expense reductions (f)	2.09	(c)	2.07	2.00	(a)	2.06	(a)
Net investment income (loss)	1.63	(c)	1.31	0.97	(a)	(0.14	)(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$1,098		$1,116	$676		$317

Class C	Year ended
	8/31/17		8/31/16	8/31//15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.09		$9.29	$10.38		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	(c)	$0.11	$0.04		$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.01	)(g)	1.49 (g)	(0.90	)(g)	0.38	(g)
Total from investment operations	$0.13		$1.60	$(0.86)		$0.38
Less distributions declared to shareholders
From net investment income	$(0.55)		$(0.21)	$(0.07)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.37)		$(0.80)	$(0.23)		$—
Net asset value, end of period (x)	$8.85		$10.09	$9.29		$10.38
Total return (%) (r)(s)(t)(x)	2.56	(c)	18.32	(8.41	)(n)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	(c)	2.17	2.01	(a)	2.07	(a)
Expenses after expense reductions (f)	2.10	(c)	2.08	2.00	(a)	2.06	(a)
Net investment income (loss)	1.64	(c)	1.19	0.89	(a)	(0.10	)(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$6,483		$2,676	$836		$330

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15	2/28/14	2/28/13
Net asset value, beginning of period	$16.76		$14.86	$16.38		$14.73	$15.13	$13.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	(c)	$0.32	$0.16		$0.27	$0.30	$0.44
Net realized and unrealized gain (loss)	0.05	(g)	2.44	(1.44)		2.08	0.33	2.23
Total from investment operations	$0.46		$2.76	$(1.28)		$2.35	$0.63	$2.67
Less distributions declared to shareholders
From net investment income	$(0.62)		$(0.27)	$(0.08)		$(0.45)	$(0.42)	$(0.54)
From net realized gain	(0.82)		(0.59)	(0.16)		(0.25)	(0.61)	(0.52)
Total distributions declared to shareholders	$(1.44)		$(0.86)	$(0.24)		$(0.70)	$(1.03)	$(1.06)
Net asset value, end of period (x)	$15.78		$16.76	$14.86		$16.38	$14.73	$15.13
Total return (%) (r)(s)(t)(x)	3.58	(c)	19.38	(7.93	)(n)	16.17	4.50	20.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	(c)	1.17	1.00	(a)	1.00	0.97	0.98
Expenses after expense reductions (f)	1.10	(c)	1.09	1.00	(a)	1.00	0.97	0.98
Net investment income (loss)	2.65	(c)	1.99	2.05	(a)	1.67	1.99	3.30
Portfolio turnover	29		53	14	(n)	37	30	46
Net assets at end of period (000 omitted)	$121,357		$41,108	$1,248		$477	$122	$117

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.17		$9.31	$10.38		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	(c)	$0.13	$0.05		$0.01
Net realized and unrealized gain (loss)	(0.01	)(g)	1.48 (g)	(0.90	)(g)	0.37	(g)
Total from investment operations	$0.13		$1.61	$(0.85)		$0.38
Less distributions declared to shareholders
From net investment income	$(0.52)		$(0.16)	$(0.06)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.34)		$(0.75)	$(0.22)		$—
Net asset value, end of period (x)	$8.96		$10.17	$9.31		$10.38
Total return (%) (r)(s)(t)(x)	2.51	(c)	18.32	(8.31	)(n)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	(c)	2.15	2.01	(a)	2.06	(a)
Expenses after expense reductions (f)	2.09	(c)	2.07	2.00	(a)	2.06	(a)
Net investment income (loss)	1.61	(c)	1.32	0.99	(a)	0.28	(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$78		$67	$105		$104

Class R2	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.19		$9.33	$10.39		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	(c)	$0.17	$0.08		$0.02
Net realized and unrealized gain (loss)	(0.02	)(g)	1.49 (g)	(0.91	)(g)	0.37	(g)
Total from investment operations	$0.18		$1.66	$(0.83)		$0.39
Less distributions declared to shareholders
From net investment income	$(0.60)		$(0.21)	$(0.07)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.42)		$(0.80)	$(0.23)		$—
Net asset value, end of period (x)	$8.95		$10.19	$9.33		$10.39
Total return (%) (r)(s)(t)(x)	3.10	(c)	18.92	(8.15	)(n)	3.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	(c)	1.65	1.51	(a)	1.56	(a)
Expenses after expense reductions (f)	1.60	(c)	1.57	1.50	(a)	1.56	(a)
Net investment income (loss)	2.23	(c)	1.77	1.53	(a)	0.78	(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$1,268		$84	$95		$104

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.20		$9.35	$10.39		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	(c)	$0.18	$0.09		$0.02
Net realized and unrealized gain (loss)	(0.03	)(g)	1.50 (g)	(0.90	)(g)	0.37	(g)
Total from investment operations	$0.19		$1.68	$(0.81)		$0.39
Less distributions declared to shareholders
From net investment income	$(0.60)		$(0.24)	$(0.07)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.42)		$(0.83)	$(0.23)		$—
Net asset value, end of period (x)	$8.97		$10.20	$9.35		$10.39
Total return (%) (r)(s)(t)(x)	3.24	(c)	19.18	(7.92	)(n)	3.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	(c)	1.41	1.26	(a)	1.31	(a)
Expenses after expense reductions (f)	1.35	(c)	1.33	1.25	(a)	1.31	(a)
Net investment income (loss)	2.52	(c)	1.89	1.78	(a)	1.03	(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$509		$226	$96		$104

Class R4	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15 (i)
Net asset value, beginning of period	$10.20		$9.36	$10.40		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.21	$0.10		$0.03
Net realized and unrealized gain (loss)	(0.01	)(g)	1.49 (g)	(0.90	)(g)	0.37	(g)
Total from investment operations	$0.22		$1.70	$(0.80)		$0.40
Less distributions declared to shareholders
From net investment income	$(0.62)		$(0.27)	$(0.08)		$—
From net realized gain	(0.82)		(0.59)	(0.16)		—
Total distributions declared to shareholders	$(1.44)		$(0.86)	$(0.24)		$—
Net asset value, end of period (x)	$8.98		$10.20	$9.36		$10.40
Total return (%) (r)(s)(t)(x)	3.54	(c)	19.47	(7.87	)(n)	4.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	(c)	1.16	1.01	(a)	1.06	(a)
Expenses after expense reductions (f)	1.09	(c)	1.08	1.00	(a)	1.06	(a)
Net investment income (loss)	2.63	(c)	2.14	2.03	(a)	1.28	(a)
Portfolio turnover	29		53	14	(n)	37
Net assets at end of period (000 omitted)	$1,296		$763	$96		$104

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	8/31/17		8/31/16	8/31/15 (z)		2/28/15	2/28/14	2/28/13 (i)
Net asset value, beginning of period	$16.78		$14.86	$16.38		$14.73	$15.13	$13.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	(c)	$0.37	$0.16		$0.29	$0.29	$0.14
Net realized and unrealized gain (loss)	0.06	(g)	2.41	(1.44)		2.06	0.34	2.10
Total from investment operations	$0.47		$2.78	$(1.28)		$2.35	$0.63	$2.24
Less distributions declared to shareholders
From net investment income	$(0.62)		$(0.27)	$(0.08)		$(0.45)	$(0.42)	$(0.50)
From net realized gain	(0.82)		(0.59)	(0.16)		(0.25)	(0.61)	(0.35)
Total distributions declared to shareholders	$(1.44)		$(0.86)	$(0.24)		$(0.70)	$(1.03)	$(0.85)
Net asset value, end of period (x)	$15.81		$16.78	$14.86		$16.38	$14.73	$15.13
Total return (%) (r)(s)(x)	3.68	(c)	19.54	(7.93	)(n)	16.17	4.50	16.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	(c)	1.10	1.00	(a)	0.99	0.97	0.98	(a)
Expenses after expense reductions (f)	1.02	(c)	1.03	0.99	(a)	0.99	0.97	0.98	(a)
Net investment income (loss)	2.68	(c)	2.39	2.04	(a)	1.81	1.94	1.48	(a)
Portfolio turnover	29		53	14	(n)	37	30	46
Net assets at end of period (000 omitted)	$494,781		$464,282	$438,517		$450,828	$409,923	$302,900

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, July 2, 2012 (Class R6) and December 19, 2014 (Class B, Class C, Class R1, Class R2, Class R3, and Class R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period March 1, 2015 through August 31, 2015. Effective March 1, 2015, the fund changed its fiscal year-end from February 28 to August 31.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Real Estate Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$655,895,398	$—	$—	$655,895,398
Mutual Funds	5,283,674	—	—	5,283,674
Total	$661,179,072	$—	$—	$661,179,072

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$24,252,418	$9,711,197
Long-term capital gains	22,703,151	15,791,273
Total distributions	$46,955,569	$25,502,470

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$578,524,564
Gross appreciation	96,329,646
Gross depreciation	(13,675,138)
Net unrealized appreciation (depreciation)	$82,654,508
Undistributed ordinary income	15,494,908
Undistributed long-term capital gain	6,404,883
Other temporary differences	14,831

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16	Year ended 8/31/17	Year ended 8/31/16
Class A	$647,366	$90,952	$895,916	$214,145
Class B	58,757	18,609	90,730	52,627
Class C	162,376	18,220	239,244	52,671
Class I	1,870,859	20,318	2,466,592	44,894
Class R1	3,685	1,006	5,738	3,848
Class R2	16,658	1,102	22,626	3,186
Class R3	13,735	1,279	18,565	3,194
Class R4	50,810	1,445	66,760	3,176
Class R6	17,475,915	7,847,218	22,849,237	17,124,580
Total	$20,300,161	$8,000,149	$26,655,408	$17,502,321

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $43,254, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.05%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the year ended August 31, 2017, this reduction amounted to $469,263, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $39,787 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$78,281
Class B	0.75%	0.25%	1.00%	1.00%	11,081
Class C	0.75%	0.25%	1.00%	1.00%	38,432
Class R1	0.75%	0.25%	1.00%	1.00%	704
Class R2	0.25%	0.25%	0.50%	0.50%	3,004
Class R3	—	0.25%	0.25%	0.25%	794
Total Distribution and Service Fees					$132,296

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $323, $4, and $4 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$522
Class B	2,190
Class C	1,607

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $11,732, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $90,131.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of

Notes to Financial Statements – continued

each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended August 31, 2017, these costs for the fund amounted to $730,427 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $1,036 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 20,885, 4,856, 4,851, 8,767, 4,851, 4,869, 4,885, and 4,894 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $699,234.

On June 29, 2016, MFS redeemed 625, 5,862, 626, 649, 656, and 671 shares of Class B, Class C, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $90,314.

On August 15, 2017, MFS redeemed 6,100 and 6,086 shares of Class B and Class R2 for an aggregate amount of $106,938.

At August 31, 2017, MFS held approximately 69% of Class R1.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”)

Notes to Financial Statements – continued

pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $447,214 and $3,811,570, respectively. The sales transactions resulted in net realized gains (losses) of $553,954.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $303,292,357 and $164,181,282, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,861,027	$42,859,101	839,007	$13,281,159
Class B	31,025	273,551	61,244	589,280
Class C	591,057	5,109,843	199,187	1,929,070
Class I	7,341,636	112,042,171	2,817,273	45,091,685
Class R1	1,513	13,389	275	2,717
Class R2	160,687	1,407,484	3,100	30,477
Class R3	44,370	386,774	17,426	172,035
Class R4	71,147	629,998	70,206	690,820
Class R6	4,279,156	65,047,460	986,769	15,481,844
	15,381,618	$227,769,771	4,994,487	$77,269,087

Shares issued to shareholders in reinvestment of distributions
Class A	107,853	$1,541,220	20,685	$305,097
Class B	18,432	149,480	7,959	71,236
Class C	49,659	401,248	7,921	70,891
Class I	299,408	4,284,527	4,385	64,728
Class R1	1,152	9,423	538	4,854
Class R2	4,826	39,284	476	4,288
Class R3	3,963	32,300	497	4,473
Class R4	14,426	117,570	515	4,621
Class R6	2,814,037	40,325,152	1,689,567	24,971,798
	3,313,756	$46,900,204	1,732,543	$25,501,986

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,667,666)	$(25,830,621)	(141,733)	$(2,235,649)
Class B	(36,368)	(318,692)	(31,255)	(295,371)
Class C	(173,139)	(1,502,619)	(31,808)	(300,623)
Class I	(2,401,663)	(36,403,406)	(452,573)	(7,037,549)
Class R1	(571)	(4,966)	(5,481)	(50,587)
Class R2	(32,133)	(280,551)	(5,522)	(51,140)
Class R3	(13,840)	(119,297)	(5,948)	(55,526)
Class R4	(16,038)	(140,856)	(6,187)	(57,969)
Class R6	(3,456,948)	(53,041,082)	(4,511,262)	(71,193,466)
	(7,798,366)	$(117,642,090)	(5,191,769)	$(81,277,880)

Net change
Class A	1,301,214	$18,569,700	717,959	$11,350,607
Class B	13,089	104,339	37,948	365,145
Class C	467,577	4,008,472	175,300	1,699,338
Class I	5,239,381	79,923,292	2,369,085	38,118,864
Class R1	2,094	17,846	(4,668)	(43,016)
Class R2	133,380	1,166,217	(1,946)	(16,375)
Class R3	34,493	299,777	11,975	120,982
Class R4	69,535	606,712	64,534	637,472
Class R6	3,636,245	52,331,530	(1,834,926)	(30,739,824)
	10,897,008	$157,027,885	1,535,261	$21,493,193

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2045 Fund were the owners of record of approximately 23%, 18%, 13%, 4%, 3%, 2%, 1%, 1%, and 1%, respectively of the value of outstanding voting shares of the fund. In addition, the MFS Global Multi-Asset Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $3,835 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		17,908,364	192,540,282	(205,164,972)	5,283,674

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(988)	$502	$—	$100,624	$5,283,674

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of MFS Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Fund (the Fund) (one of the series constituting the MFS Series Trust XIII) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Fund (one of the series constituting the MFS Series Trust XIII) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust XIII, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	6,319,562,684.104	89,124,503.447
John A. Caroselli	6,318,192,703.761	90,494,483.789
Maureen R. Goldfarb	6,319,721,154.200	88,966,033.351
David H. Gunning	6,301,684,555.225	107,002,632.326
Michael Hegarty	6,305,161,229.843	103,525,957.708
John P. Kavanaugh	6,314,942,342.172	93,744,845.379
Robert J. Manning	6,319,224,905.610	89,462,281.941
Clarence Otis, Jr.	6,310,274,693.701	98,412,493.850
Maryanne L. Roepke	6,324,334,769.976	84,352,417.575
Robin A. Stelmach	6,318,962,082.183	89,725,105.368
Laurie J. Thomsen	6,319,280,321.146	89,406,866.405

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Rick Gable

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $25,975,000 as capital gain dividends paid during the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of August 31, 2017 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2017 and 2016, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees Billed by E&Y:
MFS Global Real Estate Fund	49,568	51,148

For the fiscal years ended August 31, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by E&Y
To MFS Global Real Estate Fund	0	0	10,150	9,987	1,197	1,183

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Global Real Estate Fund*	1,603,983	1,612,499	0	0	99,450	99,446

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y
To MFS Global Real Estate Fund, MFS and MFS Related Entities #	1,886,780	1,873,715

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Global Real Estate Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 17, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2017

*	Print name and title of each signing officer under his or her signature.